                                                 MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

                           --------------------------------------------------------------------------------
                                                    CARMAX AUTO OWNER TRUST
                                                         SERIES 2004-2
                           --------------------------------------------------------------------------------


    Collection Period                                                                                   10/06/04-10/30/04
    Determination Date                                                                                         11/09/2004
    Distribution Date                                                                                          11/15/2004


    Pool Balance
    ------------

     1 . Pool Balance on the close of the last day of the preceding
         Collection Period                                                                          $      550,000,012.06

     2 . Collections allocable to Principal                                                         $       18,885,231.05

     3 . Purchase Amount allocable to Principal                                                     $                0.00

     4 . Defaulted Receivables                                                                      $            4,956.35

                                                                                                       -------------------
     5 . Pool Balance on the close of the last day of the related Collection Period                 $      531,109,824.66
         (Ln1 - Ln2 - Ln3 - Ln4)

     6 . Initial Pool Balance                                                                       $      550,000,012.06

                                                                                  Beginning                   End
     7 . Note Balances                                                            of Period                of Period
                                                                            ----------------------------------------------

         a.Class A-1 Note Balance                                           $   111,000,000.00     $        90,331,447.68
         b.Class A-2 Note Balance                                           $   141,000,000.00     $       141,000,000.00
         c.Class A-3 Note Balance                                           $   115,000,000.00     $       115,000,000.00
         d.Class A-4 Note Balance                                           $   125,200,000.00     $       125,200,000.00
         e.Class B Note Balance                                             $    20,600,000.00     $        20,600,000.00
         f.Class C Note Balance                                             $    17,900,000.00     $        17,900,000.00
         g.Class D Note Balance                                             $    19,300,000.00     $        19,300,000.00
                                                                               ----------------        -------------------
         h.Note Balance (sum a - g)                                         $   550,000,000.00     $       529,331,447.68

     8 . Pool Factors

         a.Class A-1 Note Pool Factor                                                1.0000000                  0.8137968
         b.Class A-2 Note Pool Factor                                                1.0000000                  1.0000000
         c.Class A-3 Note Pool Factor                                                1.0000000                  1.0000000
         d.Class A-4 Note Pool Factor                                                1.0000000                  1.0000000
         e.Class B Note Pool Factor                                                  1.0000000                  1.0000000
         f.Class C Note Pool Factor                                                  1.0000000                  1.0000000
         g.Class D Note Pool Factor                                                  1.0000000                  1.0000000
                                                                               ----------------        -------------------
         h.Note Pool Factor                                                          1.0000000                  0.9624208

     9 . Overcollateralization Target Amount                                                        $        7,966,647.37

    10 . Current overcollateralization amount (Pool Balance - Note Balance)                         $        1,778,376.98

    11 . Weighted Average Coupon                                                                    %               8.42%

    12 . Weighted Average Original Term                                                            months           60.45

    13 . Weighted Average Remaining Term                                                           months           53.90

    Collections
    -----------

    14 . Finance Charges:

         a.Collections allocable to Finance Charge                                                  $        3,924,506.60
         b.Liquidation Proceeds allocable to Finance Charge                                         $                0.00
         c.Purchase Amount allocable to Finance Charge                                              $                0.00
                                                                                                       -------------------
         d.Available Finance Charge Collections (sum a - c)                                         $        3,924,506.60

    15 . Principal:
         a.Collections allocable to Principal                                                       $       18,885,231.05
         b.Liquidation Proceeds allocable to Principal                                              $                0.00
         c.Purchase Amount allocable to Principal                                                   $                0.00
                                                                                                       -------------------
         d.Available Principal Collections (sum a - c)                                              $       18,885,231.05

    16 . Total Finance Charge and Principal Collections (14d + 15d)                                 $       22,809,737.65

    17 . Interest Income from Collection Account                                                    $           14,436.28

    18 . Simple Interest Advances                                                                   $                0.00

                                                                                                       -------------------
    19 . Available Collections (Ln16 + Ln17 + Ln18)                                                 $       22,824,173.93

    Available Funds
    ---------------

    20 . Available Collections                                                                      $       22,824,173.93

    21 . Reserve Account Draw Amount                                                                $                0.00
                                                                                                       -------------------
    22 . Available Funds                                                                            $       22,824,173.93

    Application of Available Funds
    ------------------------------

    23 . Total Servicing Fee
         a.Monthly Servicing Fee                                                                    $          458,333.34
         b.Amount Unpaid from Prior Months                                                          $                0.00
         c.Amount Paid                                                                              $          458,333.34
                                                                                                       -------------------
         d.Shortfall Amount (a + b - c)                                                             $                0.00

    24 . Unreimbursed Servicer Advances                                                             $                0.00

    25 . Class A Noteholder Interest Amounts
         a.Class A-1 Monthly Interest                                                               $          249,457.70
         b.Additional Note Interest related to Class A-1 Monthly Interest                           $                0.00
         c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest           $                0.00
                                                                                                       -------------------
         d.Total Class A-1 Note Interest (sum a - c)                                                $          249,457.70

         e.Class A-2 Monthly Interest                                                               $          394,095.00
         f.Additional Note Interest related to Class A-2 Monthly Interest                           $                0.00
         g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest           $                0.00
                                                                                                       -------------------
         h.Total Class A-2 Note Interest (sum e-g)                                                  $          394,095.00

         i.Class A-3 Monthly Interest                                                               $          373,750.00
         j.Additional Note Interest related to Class A-3 Monthly Interest                           $                0.00
         k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest           $                0.00
                                                                                                       -------------------
         l.Total Class A-3 Note Interest (sum i-k)                                                  $          373,750.00

         m.Class A-4 Monthly Interest                                                               $          469,291.33
         n.Additional Note Interest related to Class A-4 Monthly Interest                           $                0.00
         o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest           $                0.00
                                                                                                       -------------------
         p.Total Class A-4 Note Interest (sum m-o)                                                  $          469,291.33

    26 . Priority Principal Distributable Amount                                                    $                0.00

    27 . Class B Noteholder Interest Amount
         a.Class B Monthly Interest                                                                 $           70,743.83
         b.Additional Note Interest related to Class B Monthly Interest                             $                0.00
         c.Interest Due on Additional Note Interest related to Class B Monthly Interest             $                0.00
                                                                                                       -------------------
         d.Total Class B Note Interest (sum a-c)                                                    $           70,743.83

    28 . Secondary Principal Distributable Amount                                                   $                0.00

    29 . Class C Noteholder Interest Amount
         a.Class C Monthly Interest                                                                 $           63,216.83
         b.Additional Note Interest related to Class C Monthly Interest                             $                0.00
         c.Interest Due on Additional Note Interest related to Class C Monthly Interest             $                0.00
                                                                                                       -------------------
         d.Total Class C Note Interest (sum a-c)                                                    $           63,216.83

    30 . Tertiary Principal Distributable Amount                                                    $                0.00

    31 . Class D Noteholder Interest Amount
         a.Class D Monthly Interest                                                                 $           76,733.58
         b.Additional Note Interest related to Class D Monthly Interest                             $                0.00
         c.Interest Due on Additional Note Interest related to Class D Monthly Interest             $                0.00
                                                                                                       -------------------
         d.Total Class C Note Interest (sum a-c)                                                    $           76,733.58

    32 . Required Payment Amount (Ln 23 + (sum of Ln 25 - Ln 31))                                   $        2,155,621.61

    33 . Secondary Reserve Account Deficiency                                                       $                0.00

    34 . Reserve Account Deficiency                                                                 $                0.00

    35 . Regular Principal Distributable Amount                                                     $       26,856,822.71

    36 . Successor Servicer Transition Costs and Additional Servicing Fee, if any                   $                0.00

    Application of Secondary Reserve Account Draw Amount
    ----------------------------------------------------

    37 . Secondary Reserve Account Draw Amount                                                      $                0.00

    38 . Unpaid Class A Noteholder Interest Amounts
         a.Total Class A-1 Interest not paid in full through application of Available Funds         $                0.00
         b.Total Class A-2 Interest not paid in full through application of Available Funds         $                0.00
         c.Total Class A-3 Interest not paid in full through application of Available Funds         $                0.00
         d.Total Class A-4 Interest not paid in full through application of Available Funds         $                0.00

    39 . If Class Final Distribution Date for any Class of Class A Notes,
           amount necessary to reduce principal of that Class to zero                               $                0.00

    40 . Total Class B Note Interest not paid in full through application of Available Funds        $                0.00

    41 . If Class Final Distribution Date for Class B Notes,
           amount necessary to reduce principal of Class B Notes to zero                            $                0.00

    42 . Total Class C Note Interest not paid in full through application of Available Funds        $                0.00

    43 . If Class Final Distribution Date for Class C Notes,
           amount necessary to reduce principal of Class C Notes to zero                            $                0.00

    44 . Total Class D Note Interest not paid in full through application of Available Funds        $                0.00

    45 . Secondary Payment Amount (Sum of Ln38 - Ln44)                                              $                0.00

    Collection Account Activity
    ---------------------------

    46 . Deposits
         a.Total Daily Deposits of Finance Charge Collections                                       $        3,924,506.60
         b.Total Daily Deposits of Principal Collections                                            $       18,885,231.05
         c.Withdrawal from Reserve Account                                                          $                0.00
         d.Withdrawal from Secondary Reserve Account                                                $                0.00
         e.Interest Income                                                                          $           14,436.28
                                                                                                       -------------------
         f.Total Deposits to Collection Account (sum a - e)                                         $       22,824,173.93

    47 . Withdrawals
         a.Servicing Fee and Unreimbursed Servicer Advances                                         $          458,333.34
         b.Deposit to Note Payment Account for Monthly Note Interest/Principal                      $       22,365,840.59
         c.Deposit to Reserve Account                                                               $                0.00
         d.Deposit to Secondary Reserve Account                                                     $                0.00
         e.Excess Funds (Deposit to Certificate Payment Account for payment to
           Certificateholder)                                                                       $                0.00
                                                                                                       -------------------
         f.Total Withdrawals from Collection Account(sum a - e)                                     $       22,824,173.93

    Note Payment Account Activity
    -----------------------------

    48 . Deposits
         a.Class A-1 Interest Distribution                                                          $          249,457.70
         b.Class A-2 Interest Distribution                                                          $          394,095.00
         c.Class A-3 Interest Distribution                                                          $          373,750.00
         d.Class A-4 Interest Distribution                                                          $          469,291.33
         e.Class B Interest Distribution                                                            $           70,743.83
         f.Class C Interest Distribution                                                            $           63,216.83
         g.Class D Interest Distribution                                                            $           76,733.58

         h.Class A-1 Principal Distribution                                                         $       20,668,552.32
         i.Class A-2 Principal Distribution                                                         $                0.00
         j.Class A-3 Principal Distribution                                                         $                0.00
         k.Class A-4 Principal Distribution                                                         $                0.00
         l.Class B Principal Distribution                                                           $                0.00
         m.Class C Principal Distribution                                                           $                0.00
         n.Class D Principal Distribution                                                           $                0.00
                                                                                                       -------------------

         m.Total Deposits to Note Payment Account (sum a - n)                                       $       22,365,840.59

    49 . Withdrawals
         a.Class A-1 Distribution                                                                   $       20,918,010.02
         b.Class A-2 Distribution                                                                   $          394,095.00
         c.Class A-3 Distribution                                                                   $          373,750.00
         d.Class A-4 Distribution                                                                   $          469,291.33
         e.Class B Distribution                                                                     $           70,743.83
         f.Class C Distribution                                                                     $           63,216.83
         g.Class D Distribution                                                                     $           76,733.58
                                                                                                       -------------------
         h.Total Withdrawals from Note Payment Account (sum a - g)                                  $       22,365,840.59

    Certificate Payment Account Activity
    ------------------------------------

    50 . Deposits
         a.Excess Funds                                                                             $                0.00
         b.Reserve Account surplus                                                                  $            3,027.26
         c.Secondary Reserve Account surplus                                                        $                0.00
                                                                                                       -------------------
         d.Total Deposits to Certificate Payment Account (sum a - c)                                $            3,027.26

    51 . Withdrawals
         a.Certificateholder Distribution                                                           $            3,027.26
                                                                                                       -------------------
         b.Total Withdrawals from Certificate Payment Account                                       $            3,027.26

    Required Reserve Account Amount
    -------------------------------

    52 . Lesser of: (a or b)
         a.$2,750,000.00                                                                            $        2,750,000.00
         b.Note Balance                                                                             $      529,331,447.68

    53 . Required Reserve Account Amount                                                            $        2,750,000.00

    Reserve Account Reconciliation
    ------------------------------

    54 . Beginning Balance (as of end of preceding Distribution Date)                               $        2,750,000.00
    55 . Investment Earnings                                                                        $            3,027.26
    56 . Reserve Account Draw Amount                                                                $                0.00
                                                                                                       -------------------
    57 . Reserve Account Amount (Ln 54 + Ln55 - Ln56)                                               $        2,753,027.26
    58 . Deposit from Available Funds (Ln 47c)                                                      $                0.00
    59 . Deposit from Secondary Reserve Account (Ln 71)                                             $                0.00
    60 . Payment to Certificateholder if Reserve Account Balance exceeds
         Required Reserve Account Amount                                                            $            3,027.26
    61 . Ending Balance (Ln57 + Ln58 + Ln59 - Ln60)                                                 $        2,750,000.00
    62 . Reserve Account Deficiency (Ln53 - Ln61)                                                   $                0.00

    Required Secondary Reserve Account Amount
    -----------------------------------------

    63 . Required Secondary Reserve Account Funding Event has occurred and is
         continuing (YES /  NO)?                                                                                      NO

       If a Secondary Reserve Account Funding Event has occurred and is continuing, the Required Secondary Reserve Account Amount is equal to the lesser of: (Ln 64(a) or Ln64(b))

    64 . Lesser of: (a or b)
         a.$1,375,000.00                                                                            $                 n/a
         b.Note Balance - Reserve Account Amount                                                    $                 n/a

    65 . Required Secondary Reserve Account Amount                                                  $                0.00

    Secondary Reserve Account Reconciliation
    ----------------------------------------

    66 . Beginning Balance (as of end of preceding Distribution Date)                               $                0.00
    67 . Investment Earnings                                                                        $                0.00
    68 . Secondary Reserve Account Draw Amount                                                      $                0.00
                                                                                                       -------------------
    69 . Secondary Reserve Account Amount (Ln 66 + Ln67 - Ln68)                                     $                0.00
    70 . Deposit from Available Funds (Ln 47d)                                                      $                0.00
    71 . Payment to Reserve Account if Secondary Reserve Account Balance exceeds
           Required Secondary Reserve Account Amount and Reserve Account Deficiency
           not funded in full through application of Available Funds                                $                0.00
    72 . Payment to Certificateholder if Secondary Reserve Account Balance exceeds
           Required Secondary Reserve Account Amount and no unfunded Reserve
           Account Deficiency                                                                       $                0.00
    73 . Ending Balance (Ln69 + Ln70 - Ln71 - Ln72)                                                 $                0.00
    74 . Secondary Reserve Account Deficiency (Ln65 - Ln73)                                         $                0.00


    Instructions to the Trustee
    ---------------------------

    75 . Amount to be deposited from the Reserve Account into the Collection
         Account                                                                                    $                0.00
    76 . Amount to be deposited from the Secondary Reserve Account into the
         Collection Account                                                                         $                0.00
    77 . Amount to be paid to Servicer from the Collection Account                                  $          458,333.34
    78 . Amount to be deposited from the Collection Account into the Note Payment
         Account                                                                                    $       22,365,840.59
    79 . Amount to be deposited from the Collection Account into the Certificate
         Payment Account                                                                            $                0.00
    80 . Amount to be deposited from the Collection Account into the Reserve Account                $                0.00
    81 . Amount to be deposited from the Secondary Reserve Account into the Reserve
         Account if                                                                                 $                0.00
           Secondary Reserve Account Balance exceeds Required Secondary Reserve Account
           Amount and Reserve Account Deficiency not funded in full through application of
           Available Funds                                                                          $                0.00
    82 . Amount to be deposited from the Collection Account into the Secondary
         Reserve Account                                                                            $                0.00
    83 . Amount to be deposited from the Reserve Account into the Certificate
           Payment Account for payment to the Certificateholder if Reserve Account
           Balance exceeds Required Reserve Account Amount                                          $            3,027.26
    84 . Amount to be deposited from the Secondary Reserve Account into the Certificate
           Payment Account for payment to the Certificateholder if Secondary Reserve
           Account Balance exceeds Required Secondary Reserve Account Amount and no
           unfunded Reserve Account Deficiency                                                      $                0.00
    85 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                   $       20,918,010.02
    86 . Amount to be paid to  Class A-2 Noteholders from the Note Payment Account                  $          394,095.00
    87 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                   $          373,750.00
    88 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                   $          469,291.33
    89 . Amount to be paid to Class B Noteholders from the Note Payment Account                     $           70,743.83
    90 . Amount to be paid to Class C Noteholders from the Note Payment Account                     $           63,216.83
    91 . Amount to be paid to Class D Noteholders from the Note Payment Account                     $           76,733.58
    92 . Amount to be paid to Certificateholders from the Certificate Payment Account with respect to Excess
           Collections, Reserve Account surplus, and Secondary Reserve Account surplus             $            3,027.26

    Net Loss and Delinquency Activity
    ---------------------------------

    93 . Net Losses with respect to preceding Collection Period                                     $            4,956.35

    94 . Cumulative Net Losses                                                                      $            4,956.35

    95 . Cumulative Net Loss Percentage                                                                     0.0009%

    96 . Delinquency Analysis                                                     Number of                Principal
                                                                                    Loans                   Balance
                                                                            ----------------------------------------------

         a.31 to 60 days past due                                                    244            $        1,828,852.91
         b.61 to 90 days past due                                                     1             $            2,438.98
         c.91 or more days past due                                                   0             $                0.00
                                                                            ----------------------------------------------
         d.Total (sum a - c)                                                         245                     1,831,291.89

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    IN WITNESS WHEREOF, the undersigned has duly executed this certificate on
    November 09, 2004.

    CARMAX AUTO SUPERSTORES, INC.
    ========================================================================
    As Servicer

    By:                       /s/ Keith D. Browning
           -----------------------------------------------------------------

    Name:                       Keith D. Browning
           -----------------------------------------------------------------

    Title:       Executive Vice President and Chief Financial Officer
           -----------------------------------------------------------------